UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) November 11, 2013

SUNLINK HEALTH SYSTEMS, INC.

(Exact Name Of Registrant As Specified In Charter)

Ohio	1-12607	31-0621189
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

900 Circle 75 Parkway, Suite 1120, Atlanta, Georgia		30339
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (770) 933-7000

(Former Name Or Former Address, If Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A-2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07 Submission of Matters to a Vote of Security Holders

The following matters were submitted to a vote of common shareholders at the 2013 annual meeting of stockholders of SunLink Health Systems, Inc. (the “Company”) held on November 11, 2013:

Election of Directors

Management’s nominees for election to the board of directors, as listed in the Company’s proxy statement, were elected for two-year terms; with the results of the voting as follows:

Nominee	For	Withheld	Against	Broker Non-Votes
Robert M. Thornton, Jr.	4,635,383	481,223	0	2,342,237
Dr. Steven J. Baileys	5,003,969	112,637	0	2,342,237
Gene E. Burleson	5,003,670	112,936	0	2,342,237
Michael W. Hall	5,003,777	112,829	0	2,342,237

As indicated in the table above, Robert M. Thornton, Jr., Dr. Steven J. Baileys, Gene Burleson and Michael W. Hall were elected as directors for terms expiring at the 2015 annual meeting of shareholders. The terms of the following incumbent directors continue until the 2014 annual meeting of shareholders: Karen B. Brenner, C. Michael Ford, Howard E. Turner and Christopher H. B. Mills.

Management also proposed: (i) a non-binding advisory vote on executive compensation, (ii) a non-binding advisory vote on the frequency of the vote on executive compensation, and (iii) the ratification of the appointment of the Company’s independent auditors for the 2014 fiscal year. The table below summarizes the results of the voting on these proposals by the Company’s stockholders:

Approval of a non-binding advisory resolution relating to the compensation of the Company’s Named Executive Officers.

For	Against	Abstentions	Broker Non-Votes
4,956,995	156,810	2,801	2,342,237

As indicated in the above table, the proposal to approve executive compensation was approved.

Approval of a non-binding advisory resolution on the frequency (every one, two or three years) of the non-binding vote to approve the compensation of the Company’s Named Executive Officers.

Every Year	Every Two Years	Every Three Years	Abstentions	Broker Non-Votes
862,302	3,910,460	324,369	19,475	2,342,237

As indicated in the above table, the proposal was approved to hold such advisory vote every two-years.

Ratification of the appointment of Cherry Bekaert LLP as the Company’s Independent Registered Public Accounting Firm.

For	Against	Abstentions	Broker Non-Votes
7,433,530	12,104	13,209	2,342,237

As indicated in the above table, the proposal to ratify the appointment of the Company’s independent auditors for the 2014 fiscal year was approved.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNLINK HEALTH SYSTEMS, INC.

Dated: November 14, 2013	By:	/s/ Mark J. Stockslager
	Name:	Mark J. Stockslager
	Title:	Chief Financial Officer